Exhibit 99.3

Third Quarter 2007 Earnings Conference June 12, 2007

This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management's belief and assumptions made by, and information currently available to, management. Our actual results could differ materially from the results anticipated in these forward-looking statements as a result of numerous factors including factors identified from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors. 3 Forward Looking statements Copyright(c) 2007 Commerce Energy, Inc. All Rights Reserved The Commerce Energy Logo and Clear Choice Clean Energy Logo is a trademark of Commerce Energy Inc. The Green-e logo is a registered trademark of Center for Resource Solutions

Opening Remarks Steven Boss, CEO

Financial Highlights Net Income increased to $1.5M, $0.05 EPS APX & ACN, net $0.6M $5.06M APX settlement $3.90M ACN legal settlement $0.55M ACN legal expenses Strong growth in revenue and gross profit Continued Strong Customer Growth 185,000 customers as of April 30, 2007 48% increase over April 30, 2006 13% increase over January 31, 2007 Estimated FY 2007 Earnings and Year-End Customers Earnings estimate revised to $0.14 - $0.15 EPS Excludes any additional APX settlement funds 200,000 customers by year-end Q3 '07 highlights 7 customer adds & drops quarter & YTD Q3 & YTD adds above expectations Quarterly churn rate of 6% Q3 '07 YTD '07 9 customer growth quarter-to-quarter comparison 11 48% increase in customer count over Q3 '06 32,000 gross customer adds in Q3 '07 FY 2006 FY 2007

2007 annual earnings estimate 4/30/07 7/31/07 Customers: 185,000 200,000 EPS of $0.14 - $0.15 $0.13 $0.12 - $0.13 13 nine months full year year-end customer count estimate $0.02* APX/ACN APX/ACN $0.02* $0.15 * Includes $546K of ACN expenses related to ACN arbitration Actual Estimate

Financial Review Lawrence Clayton, CFO

Net Income Net Income ^ $0.5 Q3 ($ in millions) $1.5 $1.0 17 APX and ACN Impact - $0.6 Revenue up 74%; Gross Profit up 117% Operating expenses up 69%

Net Revenue ^ $42.8 74% $57.8 $100.6 Q3 ($ in millions) $37.8 $20.0 $52.6 $42.9 Net Revenue 19 Electricity MWh 113K 30% Gas DTH 2,966K 180% $5.1 Gas Electricity APX

Gross Profit ^ $9.5 117% Q3 ($ in millions) $8.1 $17.6 $3.7 $3.5 Gross Profit $9.0 Electricity $5.3 143% Gas $0.9 20% $4.4 $5.1 21

Operating Expenses Sales & Marketing ^ $1.2 81% $2.6 $1.4 Q3 ($ in millions) $9.8 $5.9 G & A ^ $3.9 66% 23

$4.5 Net Income (loss) YTD ($ in millions) YTD Net Income (loss) ^ $7.4 $(2.9) 25

Net Revenue ^ $69.0 35% YTD ($ in millions) $194.8 $263.7 $139.2 $55.6 $158.3 $100.4 27 Electricity MWh 47K 3% Gas DTH 7,112K 159% Net Revenue Gas Electricity APX $5.1

Gross Profit Gross Profit ^ $22.1 110% YTD ($ in millions) $20.1 $42.2 $ 4.3 $15.8 $27.8 $9.4 29 Electricity ^ $12.0 76% Gas ^ $5.1 117% $5.1

Operating Expenses YTD Sales & Marketing ^ $4.0 119% YTD ($ in millions) $7.3 $3.3 YTD G & A ^ $7.0 34% $27.4 $20.4 31 cash & liquidity ($ in thousands) 04/30/07 01/31/07 07/31/06 Cash and cash equivalents. $ 21,133 $ 7,292 $ 22,941 Account receivables. . . . . . $ 50,245 $ 52,369 $ 30,650 Working capital . . . . . . . . . . $ 39,581 $ 36,070 $ 32,253 Current ratio* . . . . . . . . . . . 2.0:1.0 2.1:1.0 2.0:1.0 Restricted cash . . . . . . . . . . $ 10,451 $ 10,595 $ 17,117 Short-term borrowings . . . . $ - $ - $ - Primary Cash flow uses: 9 Mos. Ended Apr '07 6 Mos. Ended Jan '07 12 Mos. Ended Jul '06 Property and equipment . . . $ 3,470 $ 2,322 $ 4,714 HESCO purchase . . . . . . . . $ 4,217 $ 4,217 $ - * Current assets to current liabilities 33

Closing Comments

quarterly highlights Continued Growth, Earnings & Market Share APX and ACN Settlements $0.14 - $0.15 EPS Excludes additional APX funds 37 FY 2007 Earnings Update 200,000 Year-end Customers